FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 4th day of April, 2014, by and between SILICON VALLEY BANK, a California corporation (“Bank”) and AEROHIVE NETWORKS, INC., a Delaware corporation (“Borrower”).
RECITALS
A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 21, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 5.8 (Subsidiaries; Investments). Section 5.8 of the Loan Agreement is hereby amended in its entirety and replaced with the following:
5.8    Subsidiaries; Investments.
Except for (i) equity interests in the Cayman Subsidiary, UK Subsidiary, PRC Subsidiary, New Zealand Subsidiary, and Australian Subsidiary, and (ii) Permitted Investments, Borrower does not own any stock, partnership, or other ownership interest or other equity securities.
2.2    Section 6.8 (Operating Agreements). Section 6.8 of the Loan Agreement is hereby amended in its entirety and replaced with the following:
6.8    Operating Accounts.
(a)    Maintain all of its primary operating accounts with Bank and Bank’s Affiliates and conduct all of its primary domestic and international banking services, including, without limitation, foreign currency exchange and letters of credit through Bank and Bank’s Affiliates.
(b)    Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control

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Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.
2.3    Section 13 (Definitions).
(a)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby amended in their entirety and replaced with the following:
“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any Bank Services Agreement, the EXIM Loan Documents, the Floating Charge, the TriplePoint Subordination Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.
“Revolving Line Maturity Date” is June 29, 2015.
(b)    The following terms and their respective definitions are hereby added in alphabetical order to Section 13.1 of the Loan Agreement as follows:
“Australian Subsidiary” means Aerohive Networks Australia Pty Ltd., a corporation registered under the laws of the Australia and a wholly-owned Subsidiary of Borrower.
“Floating Charge” means that certain First Priority Share Charge executed and delivered by Borrower and the Cayman Subsidiary to Bank dated as of December 18, 2013, as the same may be amended, modified, supplemented or restated.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (1) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

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4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on April 4, 2014 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (1) any law or regulation binding on or affecting Borrower, (1) any contractual restriction with a Person binding on Borrower, (1) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (1) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon (1) the due execution and delivery to Bank of this Amendment by each party hereto, (1) Borrower’s payment of a renewal fee in an amount equal to Thirty-Five Thousand Dollars ($35,000) (inclusive of the EXIM Bank renewal fee), (1) the due execution and delivery to Bank of the Second Amendment to Loan and Security Agreement (Exim Loan Facility) by the Borrower and Bank dated of even date herewith (the “Exim Amendment”), and (1) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment and the Exim Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AEROHIVE NETWORKS, INC.

By /s/ Stephen Debenham
Name: Stephen Debenham
Title: Vice President, General Counsel and Secretary

BANK:

SILICON VALLEY BANK

By /s/ Alina Zinchik
Name: Alina Zinchik
Title: Vice President

[Signature Page to 4th Amendment to Loan and Security Agreement]